UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

THE NEW YORK TIMES COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

620 EIGHTH AVENUE NEW YORK, NY 10018 ATTENTION: CORPORATE SECRETARY

You invested in THE NEW YORK TIMES COMPANY and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 26, 2023.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 12, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting* April 26, 2023 11:00 AM ET
Point your camera here and
vote without entering a
control number
Virtually at: www.virtualshareholdermeeting.com/NYT2023

    *Please check the meeting materials for any special requirements for meeting attendance. You will need to have the control number above to vote these shares at the meeting.

  Vote at www.ProxyVote.com

  THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends

1.	Election of Directors
Class A Nominees:
	01) Beth Brooke	For
02) Rachel Glaser
03) Brian P. McAndrews
04) John W. Rogers, Jr.

2.	Ratification of the selection of Ernst & Young LLP as auditors for the fiscal year ending December 31, 2023	For

3.	Approval of The New York Times Company 2023 Employee Stock Purchase Plan	For

NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

620 EIGHTH AVENUE NEW YORK, NY 10018 ATTENTION: CORPORATE SECRETARY

You invested in THE NEW YORK TIMES COMPANY and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 26, 2023.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 12, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting* April 26, 2023 11:00 AM ET
Point your camera here and
vote without entering a
control number
Virtually at: www.virtualshareholdermeeting.com/NYT2023

    *Please check the meeting materials for any special requirements for meeting attendance. You will need to have the control number above to vote these shares at the meeting.

  Vote at www.ProxyVote.com

  THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items			Board Recommends

1.	Election of Directors
Class B Nominees:
	01) Amanpal S. Bhutani	04) Hays N. Golden 07) A.G. Sulzberger	For
	02) Manuel Bronstein	05) Meredith Kopit Levien 08) Rebecca Van Dyck
	03) Arthur Golden	06) David Perpich

2.	Ratification of the selection of Ernst & Young LLP as auditors for the fiscal year ending December 31, 2023		For

3.	Approval of The New York Times Company 2023 Employee Stock Purchase Plan		For

4.	Advisory vote to approve executive compensation		For

5.	Advisory vote on frequency of future advisory votes to approve executive compensation		Year

NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.